UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Dreman Concentrated Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may focus its investments on certain economic sectors and also invest in a limited number of securities. This fund is nondiversified and can take larger positions in fewer companies, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.60%, 2.39%, 2.32% and 1.23% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Dreman Concentrated Value Fund	6-Month*	1-Year	Life of Fund*
Class A	-7.46%	-12.18%	5.64%
Class B	-7.83%	-12.86%	4.89%
Class C	-7.82%	-12.82%	4.93%
Institutional Class	-7.36%	-11.93%	5.98%
Russell 1000® Value Index+	-5.35%	-12.28%	7.45%
S&P 500® Index++	-4.47%	-6.70%	7.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
* Total returns shown for periods less than one year are not annualized.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Concentrated Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Dreman Concentrated Value Fund		1 Year	Life of Fund*
Class A	Growth of $10,000	$8,277	$11,108
	Average annual total return	-17.23%	3.57%
Class B	Growth of $10,000	$8,475	$11,238
	Average annual total return	-15.25%	3.97%
Class C	Growth of $10,000	$8,718	$11,551
	Average annual total return	-12.82%	4.93%
Russell 1000 Value Index+	Growth of $10,000	$8,772	$12,405
	Average annual total return	-12.28%	7.45%
S&P 500 Index++	Growth of $10,000	$9,330	$12,446
	Average annual total return	-6.70%	7.57%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Concentrated Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/08
DWS Dreman Concentrated Value Fund		1 Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$880,700	$1,190,100
	Average annual total return	-11.93%	5.98%
Russell 1000 Value Index+	Growth of $1,000,000	$877,200	$1,240,500
	Average annual total return	-12.28%	7.45%
S&P 500 Index++	Growth of $1,000,000	$933,000	$1,244,600
	Average annual total return	-6.70%	7.57%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 10.37	$ 10.37	$ 10.36	$ 10.39
11/30/07	$ 12.28	$ 12.28	$ 12.27	$ 12.31
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .11	$ .06	$ .06	$ .13
Capital Gain Distributions	$ .92	$ .92	$ .92	$ .92
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	335	of	543	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 925.40	$ 921.70	$ 921.80	$ 926.40
Expenses Paid per $1,000*	$ 6.55	$ 10.14	$ 10.14	$ 5.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,018.20	$ 1,014.45	$ 1,014.45	$ 1,019.45
Expenses Paid per $1,000*	$ 6.86	$ 10.63	$ 10.63	$ 5.60
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Dreman Concentrated Value Fund	1.36%	2.11%	2.11%	1.11%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and performance of DWS Dreman Concentrated Value Fund for the six months ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: This has been an extraordinarily challenging time for all investors, with considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire US economy and related effects on global markets and economies. By early 2008, financial markets had become very uncomfortable with risk, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. Because of a few rather dramatic trading excesses and business failures, banks became fearful of lending to one another, and there has been an extreme degree of risk aversion throughout credit markets. As midyear 2008 approached, US markets were faced with additional bad news, including liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -3.63% for the six months ended May 31, 2008.1 The large-cap Russell 1000® Index posted a return of -3.78% for the six-month period, while the small-cap Russell 2000® Index returned -1.87%.2 Growth Stocks performed better than value stocks: the return of the Russell 3000® Growth Index was -2.37%, compared with -5.02% for the Russell 3000® Value Index.3 The only two industry sectors within the Standard & Poor's 500® (S&P 500) Index with positive returns for this period were energy and materials; the weakest sectors were financials and health care.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Q: How did the fund perform over this period?

A: For the six months ended May 31, 2008, DWS Dreman Concentrated Value Fund returned -7.46% (Class A shares), compared with a return of -4.47% for the S&P 500 Index and -5.35% for the Russell 1000® Value Index.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for complete performance information.) The fund's performance places it below the -5.44% average return of its Lipper peer group, the Large-Cap Value Funds.6

5 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
6 The Lipper Large-Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How is the fund managed?

A: This fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of large companies with good prospects for growth over time that we consider undervalued, but have favorable prospects for appreciation. We are especially interested in companies that are financially sound but have fallen out of favor with the investing public. This fund is concentrated, as its name indicates, with the portfolio normally comprising just 20 to 25 stocks that represent our very best investment ideas.

We begin the selection process by identifying stocks with price-to-earnings ratios below the average for the S&P 500 Index. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We also analyze other key measures of financial strength such as liquidity ratios, debt management and return on equity. We assemble a portfolio of the most attractive stocks, drawing on our outlook for the economy as a whole as well as for various industries and sectors. We will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

As of May 31, 2008, the portfolio included 24 stocks in six industry groups, financials (28.3%), energy (26.4%), health care (19.4%), consumer staples (11.7%), consumer discretionary (7.0%) and industrials (6.5%). (The difference between the sum of these percentages and 100% of net assets is other assets and liabilities.) The fund's largest holding is Philip Morris International, Inc., which represented 7.7% of net assets as of May 31, 2008.

Q: What investment decisions had the greatest impact on performance?

A: The fund has significantly higher weights than the S&P 500 Index in the energy and financials sectors. The energy overweight was a major contributor to performance, while the overweight in financials was a significant detractor.7

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We have maintained an overweight position in energy stocks for some time, and continue to see value in many of these stocks because worldwide demand for energy is growing faster than supply. Energy holdings that performed well during the period were Devon Energy Corp., ConocoPhillips, Anadarko Petroleum Corp., Apache Corp. and Occidental Petroleum Corp. We continue to regard this industry favorably, and consider the stocks are still cheap relative to their intrinsic value and growth potential, especially considering that the stocks have not moved up much in response to the latest round of increases in oil prices. Nonetheless, we have gradually trimmed some of these energy positions on strength to avoid having a higher proportion of the portfolio in energy than we consider desirable.

Also positive was a large position in Altria Group, Inc., which in March 2008 completed the spin-off its international business as a new public company, Philip Morris International. Although we continue to hold both of these stocks, we have been gradually selling some of the international and replacing it with more of the domestic company, which offers a higher yield. Altria has announced that it intends to increase the dividend as costs are reduced.

The major reason for the fund's underperformance was the overweight in the financial sector. Holdings in this sector that were down significantly include Washington Mutual, Inc., Wachovia Corp., Freddie Mac, Fannie Mae, KeyCorp and Bank of America Corp. Severe liquidity problems throughout the industry and the highly visible collapse of one major investment banking firm have caused essentially all financial stocks to perform poorly.

Another negative was a position in UnitedHealth Group Inc., a diversified provider of health-related services. The stock performed well in the last few months of 2007, then weakened on concerns about cost trends and disappointing earnings reports by several competitors.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We believe DWS Dreman Concentrated Value Fund provides investors an opportunity to own a core group of stocks that we believe represent very good value. With just about 20 names in the portfolio at any time, each position has a significant effect on the fund's performance. Since these stocks represent our best investment ideas, we hope that effect will be positive, but this fund has the potential for greater volatility than more highly diversified funds.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	11/30/07

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	11/30/07

Financials	29%	29%
Energy	26%	27%
Health Care	20%	19%
Consumer Staples	12%	13%
Consumer Discretionary	7%	5%
Industrials	6%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (52.6% of Net Assets)
1. Phillip Morris International, Inc. Sells and distributes tobacco products	7.7%
2. Wyeth Manufacturer of pharmaceutical and health care products	6.5%
3. ConocoPhillips Producer of petroleum and other natural gases	5.5%
4. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	5.3%
5. Apache Corp. Explorer, developer and producer of natural gas and crude oil	4.9%
6. Bank of America Corp. Provider of commercial banking services	4.8%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	4.6%
8. UnitedHealth Group, Inc. Operator of organized health systems	4.6%
9. Staples, Inc. Provider of office supplies	4.6%
10. Chubb Corp. Provider of property and casualty insurance services	4.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 7.0%
Specialty Retail
Lowe's Companies, Inc.	53,900	1,293,600
Staples, Inc.	101,900	2,389,555
		3,683,155
Consumer Staples 11.7%
Tobacco
Altria Group, Inc.	94,000	2,092,440
Philip Morris International, Inc.*	76,844	4,046,605
		6,139,045
Energy 26.4%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	37,350	2,800,130
Apache Corp.	19,200	2,573,952
Chevron Corp.	17,500	1,735,125
ConocoPhillips	31,100	2,895,410
Devon Energy Corp.	16,400	1,901,416
Occidental Petroleum Corp.	21,000	1,930,530
		13,836,563
Financials 28.3%
Commercial Banks 5.2%
KeyCorp	55,500	1,080,585
Wachovia Corp.	69,500	1,654,100
		2,734,685
Diversified Financial Services 4.8%
Bank of America Corp.	73,600	2,503,136
Insurance 7.0%
Chubb Corp.	40,400	2,171,904
Hartford Financial Services Group, Inc.	21,600	1,535,112
		3,707,016
Thrifts & Mortgage Finance 11.3%
Fannie Mae	68,300	1,845,466
Freddie Mac	76,800	1,952,256
Washington Mutual, Inc.	235,500	2,124,210
		5,921,932
Health Care 19.4%
Health Care Providers & Services 8.3%
Aetna, Inc.	41,800	1,971,288
UnitedHealth Group, Inc.	70,300	2,404,963
		4,376,251
Pharmaceuticals 11.1%
Pfizer, Inc.	124,900	2,418,064
Wyeth	76,400	3,397,508
		5,815,572
Industrials 6.5%
Aerospace & Defense 4.1%
Northrop Grumman Corp.	28,500	2,150,610
Industrial Conglomerates 2.4%
General Electric Co.	40,900	1,256,448
Total Common Stocks (Cost $56,695,174)		52,124,413

Cash Equivalents 0.5%
Cash Management QP Trust, 2.48% (a) (Cost $243,319)	243,319	243,319
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,938,493)+	99.8	52,367,732
Other Assets and Liabilities, Net	0.2	123,241
Net Assets	100.0	52,490,973
* Non-income producing security.
+ The cost for federal income tax purposes was $57,414,025. At May 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,046,293. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,496,356 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,542,649.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value

Level 1 — Quoted Prices	$ 52,367,732
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$ 52,367,732

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $56,695,174)	$ 52,124,413
Investment in Cash Management QP Trust (cost $243,319)	243,319
Total investments in securities, at value (cost $56,938,493)	52,367,732
Dividends receivable	158,593
Interest receivable	172
Receivable for investments sold	454,171
Receivable for Fund shares sold	59,232
Other assets	30,662
Total assets	53,070,562
Liabilities
Payable for Fund shares redeemed	59,095
Notes payable	200,000
Cash overdraft	190,046
Accrued management fee	26,399
Other accrued expenses and payables	104,049
Total liabilities	579,589
Net assets, at value	$ 52,490,973
Net Assets Consist of
Undistributed net investment income	71,672
Net unrealized appreciation (depreciation) on investments	(4,570,761)
Accumulated net realized gain (loss)	3,353,758
Paid-in capital	53,636,304
Net assets, at value	$ 52,490,973

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($36,027,032 ÷ 3,474,521 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.37
Maximum offering price per share (100 ÷ 94.25 of $10.37)	$ 11.00

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,019,276 ÷ 194,705 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 10.37

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,716,838 ÷ 1,130,691 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 10.36
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,727,827 ÷ 262,598 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.39
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Dividends	$ 855,744
Interest — Cash Management QP Trust	2,514
Total Income	858,258
Expenses: Management fee	241,628
Distribution and service fees	126,502
Services to shareholders	57,329
Custodian and accounting fees	40,483
Audit fees	26,154
Legal	9,095
Directors' fees and expenses	9,775
Reports to shareholders and shareholder meeting	41,949
Registration fees	28,437
Interest expense	3,792
Other	3,990
Total expenses before expense reductions	589,134
Expense reductions	(112,539)
Total expenses after expense reductions	476,595
Net investment income (loss)	381,663
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,839,722
Change in net unrealized appreciation (depreciation) on investments	(9,370,842)
Net gain (loss)	(5,531,120)
Net increase (decrease) in net assets resulting from operations	$ (5,149,457)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income (loss)	$ 381,663	$ 949,575
Net realized gain (loss)	3,839,722	5,198,166
Change in net unrealized appreciation (depreciation)	(9,370,842)	(2,840,749)
Net increase (decrease) in net assets resulting from operations	(5,149,457)	3,306,992
Distributions to shareholders from: Net investment income: Class A	(395,745)	(711,049)
Class B	(12,270)	(16,269)
Class C	(78,361)	(114,232)
Institutional Class	(52,145)	(102,623)
Net realized gains: Class A	(3,477,755)	(303,249)
Class B	(182,383)	(14,359)
Class C	(1,123,342)	(89,119)
Institutional Class	(387,998)	(37,001)
Total distributions	(5,709,999)	(1,387,901)
Fund share transactions: Proceeds from shares sold	7,329,281	24,271,708
Reinvestment of distributions	4,944,029	1,193,843
Cost of shares redeemed	(19,011,368)	(23,544,437)
Redemption fees	128	904
Net increase (decrease) in net assets from Fund share transactions	(6,737,930)	1,922,018
Increase (decrease) in net assets	(17,597,386)	3,841,109
Net assets at beginning of period	70,088,359	66,247,250
Net assets at end of period (including undistributed net investment income of $71,672 and $228,530, respectively)	$ 52,490,973	$ 70,088,359

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 11.94	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.08	.18	.18	.06
Net realized and unrealized gain (loss)	(.96)	.42	1.87	.00***
Total from investment operations	(.88)	.60	2.05	.06
Less distributions from: Net investment income	(.11)	(.18)	(.17)	—
Net realized gains	(.92)	(.08)	—	—
Total distributions	(1.03)	(.26)	(.17)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.37	$ 12.28	$ 11.94	$ 10.06
Total Return (%)[d,e]	(7.46)**	5.01	20.56	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	47	45	22
Ratio of expenses before expense reductions (%)	1.75*	1.60	1.77	2.81*
Ratio of expenses after expense reductions (%)	1.36*	1.29	1.19[f]	1.66*
Ratio of net investment income (loss) (%)	1.48*	1.44	1.58	1.18*
Portfolio turnover rate (%)	2**	58	38	5
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 11.95	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.08	.10	.02
Net realized and unrealized gain (loss)	(.97)	.42	1.88	.01
Total from investment operations	(.93)	.50	1.98	.03
Less distributions from: Net investment income	(.06)	(.09)	(.06)	—
Net realized gains	(.92)	(.08)	—	—
Total distributions	(.98)	(.17)	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.37	$ 12.28	$ 11.95	$ 10.03
Total Return (%)[d,e]	(7.83)**	4.15	19.84	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2
Ratio of expenses before expense reductions (%)	2.53*	2.39	2.60	3.58*
Ratio of expenses after expense reductions (%)	2.11*	2.05	1.94[f]	2.41*
Ratio of net investment income (loss) (%)	.73*	.68	.83	.43*
Portfolio turnover rate (%)	2**	58	38	5
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 11.94	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.04	.09	.11	.02
Net realized and unrealized gain (loss)	(.97)	.42	1.87	.01
Total from investment operations	(.93)	.51	1.98	.03
Less distributions from: Net investment income	(.06)	(.10)	(.07)	—
Net realized gains	(.92)	(.08)	—	—
Total distributions	(.98)	(.18)	(.07)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.36	$ 12.27	$ 11.94	$ 10.03
Total Return (%)[d,e]	(7.82)**	4.23	19.87	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	15	13	7
Ratio of expenses before expense reductions (%)	2.45*	2.32	2.54	3.54*
Ratio of expenses after expense reductions (%)	2.11*	2.02	1.84[f]	2.31*
Ratio of net investment income (loss) (%)	.73*	.71	.93	.53*
Portfolio turnover rate (%)	2**	58	38	5
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.31	$ 11.96	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.09	.22	.21	.07
Net realized and unrealized gain (loss)	(.96)	.42	1.87	.01
Total from investment operations	(.87)	.64	2.08	.08
Less distributions from: Net investment income	(.13)	(.21)	(.20)	—
Net realized gains	(.92)	(.08)	—	—
Total distributions	(1.05)	(.29)	(.20)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.39	$ 12.31	$ 11.96	$ 10.08
Total Return (%)[d]	(7.36)**	5.38	20.94	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	6	1
Ratio of expenses before expense reductions (%)	1.34*	1.23	1.50	2.52*
Ratio of expenses after expense reductions (%)	1.11*	.94	.93[e]	1.41*
Ratio of net investment income (loss) (%)	1.73*	1.79	1.84	1.43*
Portfolio turnover rate (%)	2**	58	38	5
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Concentrated Value Fund (the ``Fund'') is a non-diversified series of DWS Value Series, Inc. (the ``Corporation''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment loss and net realized loss on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $971,250 and $14,134,688, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.80%
Next $750 million of such net assets	.78%
Next $1.5 billion of such net assets	.76%
Over $ 2.5 billion of such assets	.74%

For the period from October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Institutional Class	1.06%

Accordingly for the six months ended May 31, 2008, the Advisor waived a portion of its fee pursuant to the Investment Management Agreement aggregating $62,682 and the amount imposed aggregated $178,946, which was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 23,740	$ 23,740	$ —
Class B	2,310	2,275	—
Class C	8,683	8,635	10
Institutional Class	404	404	—
	$ 35,137	$ 35,054	$ 10

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIFA has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIFA for accounting services aggregated $38,818, of which $6,822 is unpaid.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 8,158	$ 1,364
Class C	49,362	7,812
	$ 57,520	$ 9,176

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 49,815	$ 11,497	$ 11,820.19%
Class B	2,714	—	873.25%
Class C	16,453	—	5,092.25%
	$ 68,982	$ 11,497	$ 17,785

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2008 aggregated $1,884.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2008, the CDSC for the Class B and C shares aggregated $3,078 and $589, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting," aggregated $9,480, of which $2,431 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds boards of directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $3,019 to the non-continuing Independent Board members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the custodian fee was reduced by $41 and $246, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At May 31, 2008, the Fund had a $200,000 outstanding loan. Interest expense incurred on the borrowing was $3,792 for the six months ended May 31, 2008. The average dollar amount of the borrowings was $543,478, the weighted average interest rate on these borrowings was 3.79% and the Fund had loans outstanding for sixty-nine days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	473,047	$ 5,155,742	1,425,419	$ 17,525,290
Class B	3,559	40,688	47,544	588,579
Class C	135,156	1,486,650	466,109	5,759,250
Institutional Class	58,214	646,201	32,027	398,589
		$ 7,329,281		$ 24,271,708
Shares issued to shareholders in reinvestment of distributions
Class A	303,890	$ 3,339,687	70,808	$ 872,864
Class B	14,440	158,800	1,925	23,609
Class C	96,525	1,060,702	14,258	174,989
Institutional Class	34,783	384,840	9,897	122,381
		$ 4,944,029		$ 1,193,843
Shares redeemed
Class A	(1,147,090)	$ (12,333,687)	(1,412,151)	$ (17,418,734)
Class B	(21,466)	(233,029)	(29,147)	(353,008)
Class C	(306,039)	(3,285,411)	(395,935)	(4,916,771)
Institutional Class	(290,717)	(3,159,241)	(69,352)	(855,924)
		$ (19,011,368)		$ (23,544,437)
Redemption fees		$ 128		$ 904
Net increase (decrease)
Class A	(370,153)	$ (3,838,251)	84,076	$ 980,266
Class B	(3,467)	(33,541)	20,322	259,180
Class C	(74,358)	(737,938)	84,432	1,017,526
Institutional Class	(197,720)	(2,128,200)	(27,428)	(334,954)
		$ (6,737,930)		$ 1,922,018

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Dreman Concentrated Value Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	3,294,495.8887	51,298.4253
Henry P. Becton, Jr.	3,294,495.8887	51,298.4253
Dawn-Marie Driscoll	3,294,495.8887	51,298.4253
Keith R. Fox	3,293,181.8887	52,612.4253
Paul K. Freeman	3,294,495.8887	51,298.4253
Kenneth C. Froewiss	3,294,495.8887	51,298.4253
Richard J. Herring	3,294,495.8887	51,298.4253
William McClayton	3,294,495.8887	51,298.4253
Rebecca W. Rimel	3,284,147.8887	61,646.4253
William N. Searcy, Jr.	3,294,495.8887	51,298.4253
Jean Gleason Stromberg	3,284,147.8887	61,646.4253
Robert H. Wadsworth	3,294,495.8887	51,298.4253
Axel Schwarzer	3,293,181.8887	52,612.4253

The meeting was reconvened on May 1, 2008, at which time the following matters were not approved by shareholders because each matter failed to receive sufficient shareholder votes:

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
2,217,082.0813	48,950.1973	119,381.8124

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
2,211,507.0477	42,384.4872	131,522.5559

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
2,213,048.6254	59,050.3574	113,315.1081

4-C. Approval of Articles of Amendment and Restatement.

Number of Votes:
For	Against	Abstain
2,232,151.1413	50,751.0303	102,512.9193

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

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	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	LOPEX	LOPBX	LOPCX	LOPIX
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Fund Number	444	644	744	1444

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008